34. Basic and diluted earnings per share	12 Months Ended
Dec. 31, 2018
Basic and diluted earnings profit per share:
Basic and diluted earnings per share

Basic

The basic earnings per share are calculated by dividing the profit attributable to the holders of the Company’s equity instruments by the weighted average number of common shares outstanding as of December 31, 2018 and 2017, excluding common shares purchased by the Company and held as treasury shares.

The basic earnings per share coincide with the diluted earnings per share, inasmuch as the Company has issued neither preferred shares nor Corporate Notes convertible into common shares.

	12.31.18	12.31.17	12.31.16
Profit (Loss) for the year attributable to the owners of the Company	4,297,466	5,080,635	240,771
Weighted average number of common shares outstanding	890,492	898,280	897,043
Basic and diluted profit (loss) earnings per share – in pesos	4.83	5.66	0.27